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

                                  July 16, 2007

Dear Associates:

Last night, our board of directors reached a decision regarding strategic alternatives that it believes is in the best interests of our shareholders, but is likely to create a level of uncertainty for many of us who have been on this journey we call the BIG Fun TRIP.

As a result of this decision, at 5 a.m. today, IHOP announced it intends to acquire Applebee's International. Our board made this decision based on what it believes is in the best interests of our shareholders and only after a thorough evaluation of several strategic alternatives, including a sale to a private-equity firm or a recapitalization of the company.

IHOP plans to restructure Applebee's by re-franchising (selling to new or existing franchisees) the majority of our 508 company-owned restaurants and significantly reducing general and administrative costs.

What does this mean for our associates? Well, typically, when costs are significantly reduced, there are headcount reductions, too. It's expected that, over time, as company-owned restaurants are re-franchised, there will be reductions in positions directly associated with support for those re-franchised stores. That won't happen overnight - in fact, we expect the re-franchising process could extend to 2010.

For the near term, both brands will continue to be supported from their respective Support Centers in Glendale, Calif., and Overland Park, Kan. However, longer-term, the transition team is working to determine the ultimate plans for the location of Applebee's Support Center. This is a priority for the transition team of IHOP and Applebee's management, and we will communicate updates in a timely manner. Until the close of the sale (which is expected to happen in the fourth quarter this year), the officers and senior management teams are expected to remain in place.

I apologize for not being able to deliver the news to you in-person before the announcement this morning. We pledged from the start to share info with you just as soon as we were allowed, and we remain committed to that promise. Our board made the decision late last night (Sunday). Because the Securities and Exchange Commission's laws require news of this magnitude to be released promptly, IHOP decided to announce it at 5 a.m. Central this morning.

Without a doubt, you will have many questions about what this news means to you, your job and your future. While we don't have all those answers today, the transition team will be working closely together to provide you with more information in the days and weeks ahead. Additionally, we will be holding a series of "Senior Moments," conference calls and Applebee's Town Hall Forums to discuss today's announcement. We also intend to keep you informed of developments as they occur through my.applebees.com.

Going forward, there are dual responsibilities that you now face. First and foremost, you will be focused on making the best decision for continuing to support yourself and your loved ones over the long-term. I encourage you to spend the time and energy necessary on this. While doing that, I ask that you also focus on supporting the more than 30,000 Applebee's associates who continue the mission of making connections with guests and bringing families and friends together in our restaurants each and every day. Without your help, we cannot keep the restaurants open and running through the transition. Without our restaurants, those associates would not be able support themselves or their families. They are counting on you.

The legacy you have built through your work here continues to matter to millions of guests and thousands of associates. Thank you for all that you have done and continue to do to make Applebee's Neighborhood Grill & Bars unique and special places.

Sincerely,


Dave


Additional Information and Where to Find It

In connection with the proposed transaction, IHOP Corp. and Applebee's International will be filing documents with the Securities and Exchange Commission (the "SEC"), and Applebee's intends to file a related preliminary and definitive proxy statement. Investors and security holders are urged to read the related preliminary and definitive proxy when it becomes available because it will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by IHOP Corp. by contacting IHOP Investor Relations at 818-240-6055. Investors and security holders may obtain free copies of the documents filed with the SEC by Applebee's by contacting Applebee's Investor Relations at 913-967-4000. In addition, you may also find information about the merger transaction at www.ihopapplebeesacquisition.com.

Applebee's and their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Applebee's in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Applebee's described above. Additional information regarding the directors and executive officers of Applebee's is also included in Applebee's proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2007, and the supplemental proxy statement filed on May 1, 2007. These documents are available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at IHOP and Applebee's as described above.

Applebee's Key Messages / FINAL / July 16, 2007

     o    Today, we announced that IHOP is acquiring Applebee's International.

     o Our board made this decision based on what it believes is in the best interests of our shareholders. While we support this decision for our shareholders, we understand that this is difficult news for some of our associates.

     o You will have many questions about what this means to you, your job and your future. While we don't have all those answers today, a transition team of IHOP and Applebee's management will be working closely together to provide you with more information in the days and weeks ahead.

     o IHOP's expertise is in franchising and they plan to restructure Applebee's into a highly franchised model by re-franchising (selling to new or existing franchisees) the majority of our 508 company-owned restaurants. This strategy, along with other initiatives to re-energize their brand, have proven very successful for IHOP.

     o The new business model is expected to reduce the company's capital expenditure needs, as well as its general and administrative (G&A) costs.

     o Typically, when G&A costs are significantly reduced as noted above, there are headcount reductions, too. In this case, it's expected that, over time, as company-owned restaurants are re-franchised, there will be reductions in positions directly associated with support for the re-franchised stores. However, it's important to note that the sale will not close until fourth quarter and the re-franchising process could extend to 2010.

     o For the near term, both brands will continue to be supported from their respective Support Centers in Glendale, Calif., and Overland Park, Kan. However, longer-term, the transition team, which consists of members of the IHOP and Applebee's management teams, is working to determine our ultimate plans for the location of Applebee's Support Center. This is a priority for the transition team and we will communicate updates in a timely manner.

     o IHOP said today, "We are preserving both brands and will continue to operate them independently of each other with dedicated marketing and operations leadership."

     o The officers and senior management team are expected to remain in place through the sale of the company. Their roles after the sale closes will be determined over the next several months of integration planning.

     o    Associates have two responsibilities:

          o First and foremost, you will want to be focused on making the best decision for how you continue to support yourselves and your loved ones.

          o While doing this, we ask that you also focus on supporting the more than 30,000 Applebee's associates who continue to operate our restaurants. Without our continued support, those associates will not be able to keep their restaurants running smoothly - none of us want those associates to lose their ability to support themselves and their families. The restaurants are counting on us.

          o Applebee's associates with questions or concerns about life planning or financial planning are encouraged to contact the company's LifeMatters, a free associate assistance program designed for you. To access LifeMatters resources, call the NeighborLine at 1-866-439-6344, or go to http://www.neas.com. You may also contact the NeighborLine with questions about your benefits.

          o Our Support Center associates have built a proud legacy here and your work will continue to matter to millions of guests and thousands of associates.



Additional Information and Where to Find It

In connection with the proposed transaction, IHOP Corp. and Applebee's International will be filing documents with the Securities and Exchange Commission (the "SEC"), and Applebee's intends to file a related preliminary and definitive proxy statement. Investors and security holders are urged to read the related preliminary and definitive proxy when it becomes available because it will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by IHOP Corp. by contacting IHOP Investor Relations at 818-240-6055. Investors and security holders may obtain free copies of the documents filed with the SEC by Applebee's by contacting Applebee's Investor Relations at 913-967-4000. In addition, you may also find information about the merger transaction at www.ihopapplebeesacquisition.com.

Applebee's and their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Applebee's in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Applebee's described above. Additional information regarding the directors and executive officers of Applebee's is also included in Applebee's proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2007, and the supplemental proxy statement filed on May 1, 2007. These documents are available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at IHOP and Applebee's as described above.

Applebee's Frequently Asked Questions
Monday, July 16, 2007


1.   What was announced today?
     We announced today that IHOP intends to acquire Applebee's for $25.50 per share. IHOP plans to re-franchise (sell to new or existing franchisees) the majority of our 508 company-owned restaurants.

2.   Why did the board decide to sell the company to IHOP?
     After thoroughly considering a possible recapitalization and proposals made by potential buyers, the Applebee's Board of Directors determined this was the path that would deliver the most value to our shareholders.

3.   What are IHOP's plans for Applebee's?
     IHOP plans to restructure Applebee's into a highly franchised model by re-franchising (selling to new or existing franchisees) the majority of our 508 company-owned restaurants. The new business model is expected to reduce the company's capital expenditures, as well as reduce overall general and administrative (G&A) costs.

4.   Will there be layoffs?
     Typically, when G&A costs are significantly reduced as noted above, there are headcount reductions, too. In this case, it's expected that, over time, as company-owned restaurants are re-franchised, there will be reductions in positions directly associated with support for the re-franchised stores. However, it's important to note that we expect the re-franchising process could extend to 2010. IHOP said today, "We are preserving both brands and will continue to operate them independently of each other with dedicated marketing and operations leadership."

5. Why didn't I hear about this from our Applebee's team before I heard it on the news?
     The Applebee's Board of Directors made this decision late on Sunday, July
     15. Because Securities and Exchange Commission's laws require news of this magnitude to be announced promptly, IHOP needed to announce the news at 5 a.m. Central this morning. We realize that some of you learned this news first from an outside source, rather than from us. We are very sorry for this unavoidable timing issue. Beginning today, we will be holding a series of "Senior Moments," conference calls and Applebee's Town Hall Forums to talk with you about today's announcement. Also, we will keep you informed of developments as they occur through my.applebees.com.

6.   When will the sale close? Is this a done deal?
     The board's decision to sell is subject to the approval of Applebee's shareholders, customary closing conditions and regulatory approvals. (IHOP shareholders do not need to vote on the sale.) The date of our shareholders meeting will be announced in the coming weeks. Prior to the meeting, you will receive a proxy statement that will allow you to vote your shares regarding the sale of the company. The Applebee's Board has recommended that shareholders vote for the sale, and assuming shareholder approval, the deal likely will close in the fourth quarter of this year.

7.   What if shareholders don't approve the deal?
     That could result in changes to the terms of the deal. Those changes would then have to be presented back to shareholders for their approval.

8.   Will we still move into the new Support Center in December?
     For the near term, both brands will continue to be supported from their respective Support Centers in Glendale, Calif., and Overland Park. However, longer-term, the transition team, which consists of members of IHOP and Applebee's management, is working to determine the ultimate plans for the location of Applebee's Support Center. This is a priority for the transition team and we will communicate updates in a timely manner.

9.   Will there be changes in our management team?
     The senior management and officer teams are expected to remain in place through the close of the sale. Their roles after the close will be determined by the transition team over the next few months.

10.  Who will run the new, combined company?
     Julia Stewart, current chairman and CEO of IHOP, will run the new, combined company.

11.  Who is Julia Stewart?
     Julia is a 35-year veteran of the foodservice industry. Currently, she is chairman and chief executive officer of IHOP Corp. Prior to joining IHOP, Julia served as president of the domestic division of Applebee's International (1998-2001). Before joining Applebee's, Julia held several key executive positions with Taco Bell Corporation, including national vice president of franchise and license and Western region vice president of operations. Over a 15-year period prior to Taco Bell, she held various key marketing positions with Stuart Anderson's Black Angus/Cattle Company Restaurants, Spoons Grill & Bar, Burger King Corp. and Carl's Jr. Restaurants.

12.  What will happen to my pay, benefits and bonus?
     Until the deal closes, Applebee's will continue to execute our compensation and benefits programs as we have, as an independent company. After that, IHOP will make all future compensation and benefits decisions.

13.  What will happen to my bonus for 2007? Will I still receive it in March
     2008?
     This is one of the many compensation issues that the transition team will be studying and will answer as soon as possible.

14.  When the sale closes, what happens to the Applebee's stock I own now?
     IHOP will buy out all of your shares at the negotiated price of $25.50 per share. You would report any gain or loss as result of the transaction when you file your income taxes.

15. When the sale closes, will I receive stock in the new company to replace my stock in Applebee's?
     No, you will receive cash for your existing stock in Applebee's International. You will not receive IHOP stock.

16. When the sale closes, what happens to my stock options and/or stock appreciation rights (SARs)?
     Under our current plan, when the sale closes, all of your outstanding unvested stock options and SARs will vest in full and be converted into cash. The cash value will be equal to the number of units you have times the excess, if any, of $25.50 per share over the exercise price per share. Sounds confusing, right? Here's an example: If you have 100 options/SARs with an exercise price of $20 per share, then you will receive a cash payment of $550 [100 shares x ($25.50-$20)]. Please note, of course, that Uncle Sam will have something to say about all of this, so the amount of cash you receive will be reduced by all applicable tax withholding. If the exercise price of your options is $25.50 or above, you will not receive any cash at closing for those options.

17. When the sale closes, what happens to my restricted stock grants I have already received?
     Under our current plan, all of your restricted and unrestricted stock - both vested and unvested - will be purchased from you by IHOP for $25.50 per share. The amount of cash you receive for your restricted stock will be reduced by all applicable tax withholding. You would report any gain or loss for your unrestricted stock when you file your income taxes.

18.  Will Applebee's still make the Q3 and Q4 equity grants in 2007?
     The equity grants will continue as scheduled until the deal closes. For example, if the deal closes Nov. 1, the Sept. 1 Q3 grant will be made as scheduled but the Dec. 1 Q4 grant will not be made. If the deal closes after Dec. 2, both grants will be made.

19.  What will happen to the company's ESPP plan?
     The sale is expected to close after Sept. 30, which is the end of the next quarterly ESPP purchase period. Therefore, plan participation for those associates that have already enrolled would continue through that date, and they will receive the shares they purchased under the plan for Q3. The transition team will determine if the program continues after Q3, depending on the closing date.

20. What will happen to the 15 percent cash match that was available for shares purchased and held under the 2007 ESPP?
     This will be one of the compensation and benefits issues that the transition team will determine.

21.  After the sale, what happens to the 401(k) plan?
     IHOP may decide to continue, amend or terminate the plan. If the plan is terminated, vesting of any unvested company matching is required. This is one of the many compensation issues that the transition team is currently studying and will answer as soon as possible.

22.  If I lose my job, what severance will I be eligible for?
     The transition team will develop a severance program that will take effect after the sale closes based on the plans currently in place at Applebee's and IHOP. All Applebee's salaried associates are currently covered by our company's severance plan. Under our current plan, severance would depend on your position and length of service. Generally, it provides one week of base salary for every six months of service, with a minimum of four weeks, and it covers a portion of COBRA benefits costs. By law, IHOP would be required to provide you access to insurance benefits for up to 18 months after separation from the company.

23.  Who should I contact with questions?
     If your questions are about your benefits, please call the NeighborLine at 1-866-439-6344 and hit "3" to talk with an Associate Services representative. If your questions are about the sale process, please ask your supervisor.

24.  What if I need help with life planning or financial planning?
     Please contact LifeMatters, a free associate assistance program designed for you. To access LifeMatters resources, call the NeighborLine at 1-866-439-6344, or go to http://www.neas.com.

Additional Information and Where to Find It

In connection with the proposed transaction, IHOP Corp. and Applebee's International will be filing documents with the Securities and Exchange Commission (the "SEC"), and Applebee's intends to file a related preliminary and definitive proxy statement. Investors and security holders are urged to read the related preliminary and definitive proxy when it becomes available because it will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by IHOP Corp. by contacting IHOP Investor Relations at 818-240-6055. Investors and security holders may obtain free copies of the documents filed with the SEC by Applebee's by contacting Applebee's Investor Relations at 913-967-4000. In addition, you may also find information about the merger transaction at www.ihopapplebeesacquisition.com.

Applebee's and their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Applebee's in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Applebee's described above. Additional information regarding the directors and executive officers of Applebee's is also included in Applebee's proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2007, and the supplemental proxy statement filed on May 1, 2007. These documents are available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at IHOP and Applebee's as described above.

                                  July 16, 2007

Dear Managers:

As restaurant operators, you are among the best-equipped people in the world to handle changing circumstances - it simply is part of your DNA. This morning's news represents some significant changes ahead for all of us.

Last night, our board of directors reached a decision regarding strategic alternatives. As a result of this decision, IHOP announced this morning that it intends to acquire Applebee's International. IHOP said it plans to revitalize Applebee's using similar strategies and tactics that have successfully re-energized IHOP. Part of this plans calls for the restructure of Applebee's into a highly franchised model by re-franchising (selling to new or existing franchisees) the majority of our 508 company-owned restaurants. We expect this deal to be complete in the fourth quarter of this year. The board determined this was the path that would deliver the greatest value to our shareholders.

What does this mean for you? First of all, the majority of our restaurants will be transitioning to a franchise owner - a process that could extend to 2010. I would expect that those franchisees will greatly value having experienced and dedicated associates like you to run their restaurants.

There also will be changes at the Applebee's Support Center. Over time, as company-owned restaurants are re-franchised, there will be reductions in positions directly associated with support for those re-franchised stores. For the near term, both brands will continue to be supported from their respective Support Centers in Glendale, Calif., and Overland Park, Kan. However, longer-term, the transition team, which consists of members of the IHOP and Applebee's management teams, is working to determine the ultimate plans for the location of Applebee's Support Center. This is a priority for the transition team, and we will communicate updates in a timely manner.

How will all of this affect your pay, benefits and bonus? Obviously, we won't know how and if it will until the transaction closes and IHOP takes over and/or your restaurant is acquired by a franchisee. Until that time your compensation plan will not change. We'll keep you updated at every step of the way as the process moves forward.

In the meantime, I have attached an FAQ document to help answer some of your initial questions. If you have more questions, please forward those or talk with your ADs and I'll work with them to get you answers.

I encourage you to stay focused on operating your restaurants. Assure your associates that your restaurant may change ownership, but it won't change its primary focus of providing guests with a great Applebee's experience. Keep the focus on continuing to be America's Favorite Neighbor.

Sincerely,
Carin

Additional Information and Where to Find It

In connection with the proposed transaction, IHOP Corp. and Applebee's International will be filing documents with the Securities and Exchange Commission (the "SEC"), and Applebee's intends to file a related preliminary and definitive proxy statement. Investors and security holders are urged to read the related preliminary and definitive proxy when it becomes available because it will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by IHOP Corp. by contacting IHOP Investor Relations at 818-240-6055. Investors and security holders may obtain free copies of the documents filed with the SEC by Applebee's by contacting Applebee's Investor Relations at 913-967-4000. In addition, you may also find information about the merger transaction at www.ihopapplebeesacquisition.com.

Applebee's and their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Applebee's in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Applebee's described above. Additional information regarding the directors and executive officers of Applebee's is also included in Applebee's proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2007, and the supplemental proxy statement filed on May 1, 2007. These documents are available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at IHOP and Applebee's as described above.

Applebee's Managers / Frequently Asked Questions  / Monday, July 16, 2007


1.   What was announced today?
     We announced today that IHOP intends to acquire Applebee's for $25.50 per share. IHOP plans to re-franchise (sell to new or existing franchisees) the majority of our 508 company-owned restaurants.

2.   Why did the board decide to sell the company to IHOP?
     After thoroughly considering a possible recapitalization and proposals made by potential buyers, the Applebee's Board of Directors determined this was the path that would deliver the most value to our shareholders.

3.   What are IHOP's plans for Applebee's?
     IHOP plans to restructure Applebee's into a highly franchised model by re-franchising (selling to new or existing franchisees) the majority of our 508 company-owned restaurants. The new business model is expected to reduce the company's capital expenditures, as well as reduce overall general and administrative (G&A) costs.

4. Will there be lay-offs at the Support Center and in the positions that support my restaurant?
     Typically, when G&A costs are significantly reduced as noted above, there are headcount reductions, too. In this case, it's expected that, over time, as company-owned restaurants are re-franchised, there will be reductions in positions directly associated with support for the re-franchised stores. However, it's important to note that we expect the re-franchising process could extend to 2010.

5.   When will the sale close? Is this a done deal?
     The board's decision to sell is subject to the approval of Applebee's shareholders, customary closing conditions and regulatory approvals. (IHOP shareholders do not need to vote on the sale.) The date of our shareholders meeting will be announced in the coming weeks. Prior to the meeting, you will receive a proxy statement that will allow you to vote your shares regarding the sale of the company. The Applebee's Board has recommended that shareholders vote for the sale, and assuming shareholder approval, the deal likely will close in the fourth quarter of this year.

6.   What if shareholders don't approve the deal?
     That could result in changes to the terms of the deal. Those changes would then have to be presented back to shareholders for their approval.

7.   Will there be changes in our management team?
     The senior management and officer teams are expected to remain in place through the close of the sale. Their roles after the close will be determined by the transition team over the next few months.

8.   Who will run the new, combined company?
     Julia Stewart, current chairman and CEO of IHOP, will run the new, combined company.

9.   Who is Julia Stewart?
     Julia is a 35-year veteran of the foodservice industry. Currently, she is chairman and chief executive officer of IHOP Corp. Prior to joining IHOP, Julia served as president of the domestic division of Applebee's International (1998-2001). Before joining Applebee's, Julia held several key executive positions with Taco Bell Corporation, including national vice president of franchise and license and Western region Vice President of Operations. Over a 15-year period prior to Taco Bell, she held various key marketing positions with Stuart Anderson's Black Angus/Cattle Company Restaurants, Spoons Grill & Bar, Burger King Corp. and Carl's Jr. Restaurants.

10.  What will happen to my pay, benefits and bonus?
     Until the deal closes, Applebee's will continue to execute our compensation and benefits programs as we have, as an independent company. After that, IHOP will make all future compensation and benefits decisions.

11.  When the sale closes, what happens to the Applebee's stock I own now?
     IHOP will buy out all of your shares at the negotiated price of $25.50 per share. You would report any gain or loss as result of the transaction when you file your income taxes.

12. When the sale closes, will I receive stock in the new company to replace my stock in Applebee's?
     No, you will receive cash for your existing stock in Applebee's International. You will not receive IHOP stock.

13. When the sale closes, what happens to my stock options and/or stock appreciation rights (SARs)?
     Under our current plan, when the sale closes, all of your outstanding unvested stock options and SARs will vest in full and be converted into cash. The cash value will be equal to the number of units you have times the excess, if any, of $25.50 per share over the exercise price per share. Sounds confusing, right? Here's an example: If you have 100 options/SARs with an exercise price of $20 per share, then you will receive a cash payment of $550 [100 shares x ($25.50-$20)]. Please note, of course, that Uncle Sam will have something to say about all of this, so the amount of cash you receive will be reduced by all applicable tax withholding. If the exercise price of your options is $25.50 or above, you will not receive any cash at closing for those options.

14. When the sale closes, what happens to my restricted stock grants I have already received?
     Under our current plan, all of your restricted and unrestricted stock - both vested and unvested - will be purchased from you by IHOP for $25.50 per share. The amount of cash you receive for your restricted stock will be reduced by all applicable tax withholding. You would report any gain or loss for your unrestricted stock when you file your income taxes.

15.  Will Applebee's still make the Q3 and Q4 equity grants in 2007?
     The equity grants will continue as scheduled until the deal closes. For example, if the deal closes Nov. 1, the Sept. 1 Q3 grant will be made as scheduled but the Dec. 1 Q4 grant will not be made. If the deal closes after Dec. 2, both grants will be made.

16.  What will happen to the company's ESPP plan?
     The sale is expected to close after Sept. 30, which is the end of the next quarterly ESPP purchase period. Therefore, plan participation for those associates that have already enrolled would continue through that date, and they will receive the shares they purchased under the plan for Q3. A transition team, which consists of members of IHOP and Applebee's management, will determine if the program continues after Q3, depending on the closing date.

17. What will happen to the 15 percent cash match that was available for shares purchased and held under the 2007 ESPP?
     This will be one of the compensation and benefits issues that the transition team will determine.

18.  After the sale, what happens to the 401(k) plan?
     IHOP may decide to continue, amend or terminate the plan. If the plan is terminated, vesting of any unvested company matching is required. This is one of the many compensation issues that the transition team, headed by IHOP, is currently studying and will answer as soon as possible.


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Additional Information and Where to Find It

In connection with the proposed transaction, IHOP Corp. and Applebee's International will be filing documents with the Securities and Exchange Commission (the "SEC"), and Applebee's intends to file a related preliminary and definitive proxy statement. Investors and security holders are urged to read the related preliminary and definitive proxy when it becomes available because it will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by IHOP Corp. by contacting IHOP Investor Relations at 818-240-6055. Investors and security holders may obtain free copies of the documents filed with the SEC by Applebee's by contacting Applebee's Investor Relations at 913-967-4000. In addition, you may also find information about the merger transaction at www.ihopapplebeesacquisition.com.

Applebee's and their directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Applebee's in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Applebee's described above. Additional information regarding the directors and executive officers of Applebee's is also included in Applebee's proxy statement for its 2007 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2007, and the supplemental proxy statement filed on May 1, 2007. These documents are available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at IHOP and Applebee's as described above.